UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2020

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On January 14, 2020, the Company issued a conditional notice of redemption for all $360,000,000 outstanding aggregate principal amount of its 10.250% Senior Notes due 2023 (the “Notes”) on February 13, 2020 (as may be extended by the Company in its sole discretion as described in the notice of redemption, the “Redemption Date”), at a redemption price equal to 100.00% of the aggregate principal amount thereof plus a make-whole premium, to be calculated as set forth in the notice of redemption delivered to holders of the Notes (the “Notice of Redemption”), plus accrued and unpaid interest, if any, to the Redemption Date (the “Redemption Price”). The redemption of the Notes is subject to the completion by the Company or its subsidiaries of a proposed $200 million addition to its existing $1,450 million term loan B (the “Term Loan B Add-on”), which the Company expects to close on February 7, 2020. The Company intends to use the proceeds of the Term Loan B Add-on and cash on hand to fund the redemption of the Notes.

Payment of the Redemption Price and surrender of the Notes for redemption will be made through the facilities of The Depository Trust Company in accordance with the applicable procedures of The Depository Trust Company on the Redemption Date. Interest on the Notes will cease to accrue on and after the Redemption Date, and the only remaining right of holders of the Notes is to receive payment of the Redemption Price. Following the redemption of the Notes, no Notes will remain outstanding.

The information contained in this Item 7.01 is for informational purposes only and shall not constitute a notice of redemption of the Notes or an offer to purchase, or a solicitation of an offer to sell, the Notes or other securities. The Notice of Redemption specifying the terms, conditions and procedures for the redemption is available to holders of Notes through The Depository Trust Company or U.S. Bank National Association, as paying agent for the Notes.

The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filing under the Securities Act or the Exchange Act, except to the extent the Registrant specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: January 17, 2020	By:	/s/ Thomas J. Fitzpatrick
	Name:	Thomas J. Fitzpatrick
	Title:	Chief Financial Officer